Quality government bonds

can add diversification to

your portfolio.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
COLONIAL GOVERNMENT FUNDS     Annual Report, August 31, 1998
--------------------------------------------------------------------------------


o COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

o COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

o COLONIAL FEDERAL SECURITIES FUND

President's Message

What's inside:

o     The market environment for bonds has continued to be positive.

o Management strategies that helped the Funds beat their respective Lipper peer averages during the 12-month period.

o     Your Fund's holdings and individual performance.

-------------------------------------
Not FDIC       May Lose Value
Insured        No Bank Guarantee
-------------------------------------

[PHOTO OMITTED]

Dear shareholders

In June 1998, Harold Cogger retired as president of Colonial's government funds. I would like to take this opportunity to thank him for his guidance over the past few years and to wish him well. As the new president of the funds, I am pleased to present the annual report for the 12 months ended August 31, 1998.

The past twelve months have been favorable for investors in government bond funds. Bond prices rose substantially as interest rates on the 30-year Treasury bond dropped from 6.61% to 5.27% over the course of the year. This significant decline in interest rates resulted from a slowdown in the economy's growth rate, continued low inflation and the Federal Reserve Board's shift to a neutral monetary policy.

A major contributing factor to this favorable investment environment was Asia's weakening economies. Near the end of the period, a monetary and political crisis in Russia emerged. Financial markets worldwide worried that this crisis along with continued weakness in Asia would result in a global economic slowdown. As a result, the world's major stock markets declined as investors sought a haven in strong currencies, such as the U.S. dollar, and relatively stable investments, such as U.S. Treasury securities. This "flight to quality" increased demand for U.S. government bonds, and interest rates fell further.

In July, Federal Reserve Board Chairman Alan Greenspan spoke before Congress in his semiannual testimony. He suggested several reasons to expect a slowdown in economic growth. His comments signaled that no interest rate increases were imminent. Subsequent comments by Mr. Greenspan suggested that the effects of global financial market activity on the U.S. economy might possibly lead to an interest rate cut which came to pass on September 29, when the Federal Funds rate was lowered by 0.25%.The government bond market rallied in response to these comments.

Your portfolio managers' investment strategies positioned the funds to take advantage of the declining interest rate environment during the period. For the 12 months ended August 31, 1998, Class A shares of each fund achieved the following net asset value (NAV) pre-load total returns:

Colonial Short Duration U.S. Government Fund:               6.64%

Colonial Intermediate U.S. Government Fund:                 9.87%

Colonial Federal Securities Fund:                          12.11%

We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson, President
October 14, 1998


Important notes: Returns and value of an investment will vary, resulting in a gain or a loss on sale.

All results shown assume reinvestment of distributions.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Public offering price (POP) returns include the maximum initial sales charge:

For Colonial Short Duration U.S. Government Fund: 3.25%. For Colonial Intermediate U.S. Government Fund and Federal Securities Fund: 4.75%.

The CDSC returns reflect the maximum sales charge on the following schedule:

For Colonial Short Duration U.S. Government Fund: 4% for 1 year on Class B shares, 1% for 1 year on Class C shares. For Colonial Intermediate U.S. Government Fund and Federal Securities Fund: 4% for 1 year and 2% for 5 years on Class B shares, 1% for 1 year on Class C shares.

If the Advisor and/or Distributor had not borne or waived certain Fund expenses, total returns would have been lower. Performance for different share classes will vary based on the differences in sales charges and fees associated with each class. Because the Funds are actively managed, there can be no guarantee the Funds will continue to maintain the portfolio structure and average life shown in the future.

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

Portfolio Managers' Report

--------------------------------------------------------------------------------
A rewarding market for bond investors
--------------------------------------------------------------------------------

When you consider both risk and return, Treasury bonds have been attractive for several reasons:

1. Substantial inflation-adjusted returns. While current interest rates seem low, they are high relative to inflation, as illustrated on the chart below. Since many countries are experiencing economic weakness, we expect the products we import from them to remain inexpensive. This, in turn, limits the ability of U.S. manufacturers to increase prices on their goods. Together, these trends suggest that inflation should remain under control.

2. U.S. government securities have provided a haven. The U.S. has provided a haven for fixed-income investors worldwide. Comparatively high U.S. interest rates as well as a stable currency are attractive to foreign investors, particularly in light of recent market volatility around the globe.

3. Declining supply of government bonds. A federal budget surplus -- the first in 29 years -- has reduced the U.S. Treasury's need to issue bonds. As the supply of Treasury issues drops, stable or rising demand for these bonds may drive down the interest rates the government must pay on them. In this marketplace, the favorable supply and demand environment for U.S. Treasurys may produce attractive returns.

Inflation vs. a 10-year Treasury note 1988 to 1998

Today's interest rates may seem low. However, when you compare interest rates (i.e., the interest rate less the inflation rate) over the last 10 years, you will see that your post-inflation return -- or real rate of return -- is higher today than when interest rates were over 8% in the early `90s.

[The following table was represented as a mountain graph in the printed material.]

Date                10-year T-note       Inflation
----                --------------       ---------
Aug-88                 9.236                  4
Sep-88                 8.935                4.2
Oct-88                 8.644                4.2
Nov-88                 9.054                4.2
Dec-88                 9.137                4.4
Jan-89                  8.98                4.7
Feb-89                 9.295                4.8
Mar-89                 9.275                  5
Apr-89                 9.053                5.1
May-89                   8.6                5.4
Jun-89                 8.077                5.2
Jul-89                 7.804                  5
Aug-89                  8.25                4.7
Sep-89                 8.286                4.3
Oct-89                 7.909                4.5
Nov-89                 7.826                4.7
Dec-89                 7.935                4.6
Jan-90                 8.418                5.2
Feb-90                 8.515                5.3
Mar-90                 8.628                5.2
Apr-90                 9.022                4.7
May-90                 8.599                4.4
Jun-90                 8.412                4.7
Jul-90                 8.341                4.8
Aug-90                 8.846                5.6
Sep-90                 8.795                6.2
Oct-90                 8.617                6.3
Nov-90                 8.252                6.3
Dec-90                 8.067                6.1
Jan-91                 8.007                5.7
Feb-91                 8.033                5.3
Mar-91                 8.061                4.9
Apr-91                 8.013                4.9
May-91                 8.059                  5
Jun-91                 8.227                4.7
Jul-91                 8.147                4.4
Aug-91                 7.816                3.8
Sep-91                 7.445                3.4
Oct-91                  7.46                2.9
Nov-91                 7.376                  3
Dec-91                 6.699                3.1
Jan-92                 7.274                2.6
Feb-92                  7.25                2.8
Mar-92                 7.528                3.2
Apr-92                 7.583                3.2
May-92                 7.318                  3
Jun-92                 7.121                3.1
Jul-92                 6.709                3.2
Aug-92                 6.604                3.1
Sep-92                 6.354                  3
Oct-92                 6.789                3.2
Nov-92                 6.937                  3
Dec-92                 6.686                2.9
Jan-93                 6.359                3.3
Feb-93                  6.02                3.2
Mar-93                 6.024                3.1
Apr-93                 6.009                3.2
May-93                 6.149                3.2
Jun-93                 5.776                  3
Jul-93                 5.807                2.8
Aug-93                 5.448                2.8
Sep-93                 5.382                2.7
Oct-93                 5.426                2.8
Nov-93                 5.819                2.7
Dec-93                 5.794                2.7
Jan-94                 5.642                2.5
Feb-94                 6.129                2.5
Mar-94                 6.738                2.5
Apr-94                 7.042                2.4
May-94                 7.147                2.3
Jun-94                  7.32                2.5
Jul-94                 7.111                2.8
Aug-94                 7.173                2.9
Sep-94                 7.603                  3
Oct-94                 7.807                2.6
Nov-94                 7.906                2.7
Dec-94                 7.822                2.7
Jan-95                 7.581                2.8
Feb-95                 7.201                2.9
Mar-95                 7.196                2.9
Apr-95                 7.055                3.1
May-95                 6.284                3.2
Jun-95                 6.203                  3
Jul-95                 6.426                2.8
Aug-95                 6.284                2.6
Sep-95                 6.182                2.5
Oct-95                  6.02                2.8
Nov-95                 5.741                2.6
Dec-95                 5.572                2.5
Jan-96                  5.58                2.7
Feb-96                 6.098                2.7
Mar-96                 6.327                2.8
Apr-96                  6.67                2.9
May-96                 6.852                2.9
Jun-96                 6.711                2.8
Jul-96                 6.794                  3
Aug-96                 6.943                2.9
Sep-96                 6.703                  3
Oct-96                 6.339                  3
Nov-96                 6.044                3.3
Dec-96                 6.148                3.3
Jan-97                 6.494                  3
Feb-97                 6.552                  3
Mar-97                 6.903                2.8
Apr-97                 6.718                2.5
May-97                 6.659                2.2
Jun-97                   6.5                2.3
Jul-97                  6.01                2.2
Aug-97                 6.339                2.2
Sep-97                 6.102                2.2
Oct-97                 5.831                2.1
Nov-97                 5.874                1.8
Dec-97                 5.741                1.7
Jan-98                 5.505                1.6
Feb-98                 5.622                1.4
Mar-98                 5.654                1.4
Apr-98                 5.671                1.4
May-98                 5.552                1.7
Jun-98                 5.446                1.7
Jul-98                 5.494                1.7
Aug-98                 4.976                1.6

Source: Bloomberg -- all rights reserved.

Portfolio Managers' Report

What is Duration?

Duration is a measure of a bond mutual fund's price sensitivity to interest rate movements. It is a mathematical calculation that assesses such factors as the maturities of the bonds in a fund's portfolio, coupon rates and how often they are paid, and prevailing market interest rates. In government bond funds, interest rate risk is the primary consideration. Therefore, the specific benefits and risks of these funds vary by their duration.

--------------------------------------------------------------------------------
Strategy produced above-average returns
--------------------------------------------------------------------------------

Our expectation that interest rates would decline and inflation would remain low led us to keep duration long. We kept each fund's duration in the upper half of its allowable range, consistent with its respective risk profile. This strategy resulted in above-average price gains during a period when long-term interest rates declined 134 basis points. All three of Colonial's government funds outperformed their respective Lipper peer group averages for the 12 months ended August 31, 1998.

Our strategy emphasized securities that would generate larger price gains in response to falling interest rates. As a rule, when interest rates fall, longer-term bonds rise in price more than shorter-term securities. For this reason, we sought to achieve a relatively high duration for each fund, as well as a significant investment in Treasury securities.

We managed our investments in mortgage-backed securities to reduce refinancing risk. As interest rates fall, the risk of homeowners refinancing their mortgages increases. Increased prepayments and supply have a negative effect on mortgage-backed securities. Therefore, while we continued to have a sizable investment in mortgage-backed securities, we did reduce the proportion of these securities in the Funds. We also reduced the average coupon rate of the securities that we owned. We believe that the Funds are well-positioned for the time when mortgage-backed securities return to favor.

--------------------------------------------------------------------------------
Lipper Rankings as of August 31, 1998

---------------------------------------------------------------------------------------------------
               Colonial Short Duration      Colonial Intermediate U.S.         Colonial Federal
                U.S. Government Fund              Government Fund               Securities Fund

                 Rank out of total           Rank out of total number         Rank out of total
                number of Short U.S.           of Intermediate U.S.         number of General U.S.
                  Government Funds               Government Funds              Government Funds
                  ----------------               ----------------              ----------------

1 year                   33                             44                            21
                      out of 77                     out of 117                    out of 187
---------------------------------------------------------------------------------------------------
3 years                  13                             35                            26
                      out of 58                      out of 96                    out of 151
---------------------------------------------------------------------------------------------------
5 years                   8                             17                            23
                      out of 39                      out of 59                    out of 94
---------------------------------------------------------------------------------------------------
10 years                 n/a                            14                            7
                                                     out of 16                    out of 52
---------------------------------------------------------------------------------------------------

These rankings are as of 8/31/98 as calculated by Lipper Analytical Services, Inc. Rankings are based on total returns for Class A shares, and reflect reinvestment of dividends and capital gains and do not assume deduction of sales charges.

Portfolio managers' report

--------------------------------------------------------------------------------

A central principle of portfolio theory is that diversification reduces risk. Historical data show that government bonds provided a higher average total return than large-cap stocks in bear markets since 1929. Recent events hint that the bull market of the past 10 years may be coming to a close. However, even in a strong growth market, investing a portion of your portfolio in bonds would have provided returns similar to stocks, with reduced risk as shown in the chart below.

As an investor in a mutual fund, you can take advantage of professional expertise in selecting a diversified portfolio of bonds as well as in actively managing the portfolio to reduce risk. As portfolio managers, we work to anticipate changes in interest rates and to respond to them in a way that will reduce interest rate risk. Interest rate risk is the possibility that interest rates will rise, causing existing bonds to lose principal value. We manage this risk by adjusting each fund's duration within its allowable range as well as by adjusting sector weightings to manage the overall interest rate risk/return profile of each fund.


Similar return with reduced volatility

Historically, diversifying a hypothetical stock portfolio with 25% government bonds has provided almost 95% of the return of the stock market and has reduced volatility by nearly 14% over the last 10 years.


[The following table was represented as a bar graph in the printed material.]

                                      Total return         Risk
100% large-cap stocks                    17.02%           13.00%
75% large-cap stocks, 25% bonds          15.94%           11.19%

Source: Colonial Managment Associates, Inc. Colonial's government bond funds invest a portion of their portfolios in bonds with significantly shorter durations than long-term government bonds.

Stocks are represented by the Standard & Poor's 500 Index. Long-term bond performance was provided by Ibbotson Associates. Volatility is measured by standard deviation. Both returns and volatility are annualized and cover the 10-year period ended 8/31/98. Unlike mutual funds, indexes are not investments and do not incur fees. It is not possible to invest in an index. These results do not represent past, current or future performance of any fund.

Past performance cannot guarantee future results.

Portfolio managers' report

--------------------------------------------------------------------------------

Colonial provides three different government bond portfolios, each focused on a different duration range. Colonial Short Duration U.S. Government Fund is the most conservative of the three Funds and is managed for low price volatility. Colonial Intermediate U.S. Government Fund has a slightly longer duration and is designed to offer increased return potential with slightly more risk. Colonial Federal Securities Fund has the longest duration, greatest long-term return potential and highest risk to principal. It also has the flexibility to invest up to 35% of the portfolio in conservative, investment-grade quality, non-government securities.

The following pages provide more complete information about how each fund was managed during the past year.


/s/ Leslie W. Finnemore      /s/ Ann T. Peterson          /s/ William C. Hill

Leslie W. Finnemore          Ann T. Peterson              William C. Hill

Your management team

Leslie W. Finnemore, Ann T. Peterson and William C. Hill are vice presidents of Colonial Management Associates, Inc. Ms. Finnemore has served as manager or co-manager of Colonial Short Duration U.S. Government Fund and Colonial Intermediate U.S. Government Fund since inception and Colonial Federal Securities Fund since 1993. Ms. Peterson has managed or co-managed Colonial Short Duration U.S. Government Fund since 1993. She has also co-managed Colonial Intermediate U.S. Government Fund since 1994. Prior to 1993, she was an associate portfolio manager and taxable bond analyst for the firm. Prior to joining Colonial in 1996, Mr. Hill was a mortgage analyst. Together, they have more than 35 years experience in professional money management.

Colonial's government bond funds

Over time, you can expect a longer duration fund to deliver higher returns, but it also carries more risk.

[The following table was represented as a chart in the printed material.]

Total Returns for 1 year ended 8/31/98

                                                                           Duration Range
                                                  -----------------------------------------------------------------
                                                  Less than 3 years        2.5 - 5.5 years          4.5 - 7.5 years
                                                  -----------------        ---------------          ---------------

Colonial Short Duration U.S. Government Fund           6.64%
Colonial Intermediate U.S. Government Fund                                      9.87%
Colonial Federal Securities Fund                                                                          12.11%

Source: Colonial Management Associates, Inc. Results shown are Class A share total returns based on net asset value for one year ended 8/31/98 versus the duration range for each Fund. Interest rates generally declined during the period. While you can expect longer duration funds to produce better returns over the long term, short-term results may vary significantly. Past performance cannot predict future results.

Fund Facts: 8/31/98

Duration
1.76 years

Last 12 months' distributions
Class A                     $0.562
----------------------------------------
Class B                     $0.495
----------------------------------------
Class C                     $0.541
----------------------------------------

SEC yield(1)
Class A                       4.78%
----------------------------------------
Class B                       4.25%
----------------------------------------
Class C                       4.74%
----------------------------------------

Average life breakdown
(As a percentage of net assets)
0 - 2 years                  41.87%
----------------------------------------
2 - 4 years                  33.72%
----------------------------------------
4 - 6 years                  14.64%
----------------------------------------
6 - 8 years                   2.22%
----------------------------------------
8 - 10 years                  4.82%
----------------------------------------
More than 10 years            2.73%
----------------------------------------

[The following table was represented as a pie chart in the printed material.]

Sector breakdown
(As a percentage of net assets)

Adjustable Rate Mortgage Securities      14.35%
Cash & Other                             25.26%
Treasury Securities                      30.11%
Fixed-rate Mortgage Securities           20.20%
Agency Notes                             10.08%

--------------------------------------------------------------------------------
Colonial Short Duration U.S. Government Fund
--------------------------------------------------------------------------------

Investing primarily in U.S. government securities, this Fund is designed for relatively low volatility. It is the most conservative of Colonial's three government funds, designed for investors with a low risk-tolerance or a short investment time frame.

The Fund invests in Treasury and mortgage-backed securities as well as other U.S. agency securities such as those of the Federal Home Loan Banks System. Consistent with its goal of low volatility, it maintains a relatively short duration of less than three years.

Based on our expectation that interest rates would decline during the year, we modestly increased the Fund's duration, primarily by increasing the proportion of Treasury securities in the portfolio. This shift allowed the portfolio to take advantage of the favorable investment climate and generate larger price gains.

A significant portion of the Fund remained invested in mortgage-backed securities. However, because these instruments tend to underperform when interest rates are declining, we took several protective measures. First, we lowered the overall representation of these securities in the portfolio. Second, we reduced the average coupon of the securities we owned as these securities are less susceptible to refinancing. Third, we maintained our investments in older adjustable-rate mortgages, which tend to have lower refinancing risk.

The Fund's Class A share performance was in the top 43% of its Lipper peer group for the year (see page 4 for details). We believe that this solid performance is a result of appropriate duration management, increased investment in Treasurys, and strategic management of our mortgage-backed security holdings.

[The following table was represented as a mountain graph in the printed material.]

Performance of a $10,000 investment in Class A shares 10/1/92 - 8/31/98

                                                          Lehman Gov't Bond             Lipper Short U.S.
AS OF DATE        Fund at NAV        Fund at POP           (1-3 yr) Index              Gov't Fund Average
----------        -----------        -----------           --------------              ------------------
10/1/92             $10,000            $9,675                  $10,000                       $10,000
10/31/92             $9,991            $9,666                   $9,943                        $9,938
11/30/92             $9,991            $9,666                   $9,932                        $9,923
12/31/92            $10,051            $9,725                  $10,020                       $10,006
1/31/93             $10,102            $9,774                  $10,126                       $10,105
2/28/93             $10,162            $9,832                  $10,207                       $10,184
3/31/93             $10,192            $9,860                  $10,238                       $10,211
4/30/93             $10,241            $9,908                  $10,301                       $10,267
5/31/93             $10,250            $9,917                  $10,276                       $10,256
6/30/93             $10,309            $9,974                  $10,353                       $10,330
7/31/93             $10,335            $9,999                  $10,376                       $10,358
8/31/93             $10,382           $10,044                  $10,462                       $10,433
9/30/93             $10,397           $10,059                  $10,495                       $10,458
10/31/93            $10,422           $10,083                  $10,519                       $10,474
11/30/93            $10,414           $10,075                  $10,521                       $10,465
12/31/93            $10,447           $10,108                  $10,563                       $10,502
1/31/94             $10,502           $10,161                  $10,629                       $10,569
2/28/94             $10,505           $10,163                  $10,564                       $10,504
3/31/94             $10,454           $10,114                  $10,511                       $10,431
4/30/94             $10,393           $10,056                  $10,471                       $10,392
5/31/94             $10,408           $10,069                  $10,484                       $10,402
6/30/94             $10,422           $10,084                  $10,510                       $10,416
7/31/94             $10,469           $10,129                  $10,605                       $10,494
8/31/94             $10,506           $10,165                  $10,640                       $10,520
9/30/94             $10,490           $10,149                  $10,616                       $10,500
10/31/94            $10,490           $10,149                  $10,640                       $10,520
11/30/94            $10,479           $10,138                  $10,595                       $10,487
12/31/94            $10,534           $10,192                  $10,615                       $10,509
1/31/95             $10,656           $10,310                  $10,760                       $10,629
2/28/95             $10,790           $10,439                  $10,906                       $10,758
3/31/95             $10,901           $10,547                  $10,967                       $10,813
4/30/95             $10,990           $10,633                  $11,065                       $10,896
5/31/95             $11,115           $10,753                  $11,254                       $11,063
6/30/95             $11,163           $10,800                  $11,315                       $11,116
7/31/95             $11,178           $10,815                  $11,360                       $11,146
8/31/95             $11,249           $10,884                  $11,428                       $11,213
9/30/95             $11,325           $10,957                  $11,484                       $11,265
10/31/95            $11,399           $11,029                  $11,580                       $11,348
11/30/95            $11,486           $11,112                  $11,678                       $11,437
12/31/95            $11,555           $11,180                  $11,767                       $11,519
1/31/96             $11,625           $11,247                  $11,867                       $11,598
2/29/96             $11,624           $11,246                  $11,820                       $11,556
3/31/96             $11,609           $11,232                  $11,811                       $11,548
4/30/96             $11,651           $11,273                  $11,823                       $11,559
5/31/96             $11,694           $11,314                  $11,849                       $11,573
6/30/96             $11,773           $11,390                  $11,935                       $11,647
7/31/96             $11,830           $11,445                  $11,982                       $11,690
8/31/96             $11,876           $11,490                  $12,026                       $11,719
9/30/96             $11,959           $11,570                  $12,136                       $11,815
10/31/96            $12,066           $11,674                  $12,273                       $11,930
11/30/96            $12,160           $11,765                  $12,364                       $12,017
12/31/96            $12,169           $11,773                  $12,366                       $12,012
1/31/97             $12,237           $11,839                  $12,425                       $12,067
2/28/97             $12,280           $11,881                  $12,455                       $12,097
3/31/97             $12,286           $11,887                  $12,445                       $12,087
4/30/97             $12,380           $11,978                  $12,547                       $12,177
5/31/97             $12,461           $12,056                  $12,635                       $12,249
6/30/97             $12,543           $12,136                  $12,722                       $12,326
7/31/97             $12,664           $12,252                  $12,861                       $12,452
8/31/97             $12,683           $12,271                  $12,874                       $12,459
9/30/97             $12,783           $12,368                  $12,972                       $12,548
10/31/97            $12,871           $12,453                  $13,068                       $12,629
11/30/97            $12,921           $12,501                  $13,100                       $12,653
12/31/97            $12,997           $12,574                  $13,188                       $12,719
1/31/98             $13,082           $12,656                  $13,315                       $12,826
2/28/98             $13,110           $12,684                  $13,327                       $12,837
3/31/98             $13,156           $12,729                  $13,379                       $12,882
4/30/98             $13,214           $12,785                  $13,443                       $12,933
5/31/98             $13,286           $12,854                  $13,514                       $12,999
6/30/98             $13,345           $12,911                  $13,584                       $13,058
7/31/98             $13,377           $12,942                  $13,648                       $13,109
8/31/98             $13,524           $13,085                  $13,712                       $13,246

Growth of a $10,000 investment made on 10/1/92 as of 8/31/98

        Class A                   Class B                      Class C
     NAV       POP             NAV      w/CDSC              NAV     w/CDSC
--------------------------------------------------------------------------------
   $13,524   $13,085        $13,042    $13,042           $13,428    $13,428

Average annual total returns as of 8/31/98

Share Class                 A                     B                    C
Inception Date           10/1/92               2/1/93               1/4/95
                    NAV        POP          NAV    w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------------
1 year              6.64%     3.17%        5.93%    1.93%       6.41%      5.41%
--------------------------------------------------------------------------------
5 years             5.43      4.74         4.75     4.75        5.28       5.28
--------------------------------------------------------------------------------
Life                5.23      4.65         4.59     4.59        5.10       5.10
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor had not borne certain expenses, the yields would have been 3.76% for Class A, 3.21% for Class B and 3.69% for Class C.

Class B and C share (newer class shares) performance includes returns of the Fund's Class A shares (oldest existing fund class) for periods prior to the inception dates of the newer class shares. Class A share returns have not been restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Government Bond (1-3 Year) Index is an unmanaged index that tracks the performance of short-term U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges.It is not possible to invest in an index. The Lipper Short U.S. Government Fund Average represents a hypothetical investment in the funds which comprise the Lipper Short U.S. Government Fund Category.

Past performance cannot predict future results.

Fund Facts: 8/31/98

Duration
4.73 years

Last 12 months' distributions
Class A                     $0.404
-----------------------------------------
Class B                     $0.354
-----------------------------------------
Class C                     $0.364
-----------------------------------------

SEC yield(1)
Class A                       4.76%
-----------------------------------------
Class B                       4.25%
-----------------------------------------
Class C                       4.32%
-----------------------------------------

Average life breakdown
(As a percentage of net assets)
0 - 5 years                  43.05%
-----------------------------------------
5 - 10 years                 42.37%
-----------------------------------------
10 - 15 years                 8.99%
-----------------------------------------
15 - 20 years                 0.57%
-----------------------------------------
20 - 25 years                 3.16%
-----------------------------------------
25 - 30 years                 1.86%
-----------------------------------------

[The following table was represented as a pie chart in the printed material.]

Sector breakdown
(As a percentage of senior securities)

FNMAs                    26.57%
Treasury Securities      42.40%
GNMAs                    25.90%
FHLMCs                    2.54%
SBA                       2.59%

--------------------------------------------------------------------------------
Colonial Intermediate U.S. Government Fund
--------------------------------------------------------------------------------

The Fund maintains a conservative portfolio invested primarily in U.S. government securities, with a risk profile similar to a five-year Treasury. The Fund is managed to maintain an average duration between 2.5 and 5.5 years.

Our economic outlook called for declining interest rates during the year. In response, we increased the Fund's duration to the upper end of its allowable range by investing in securities that we believed would generate larger price increases as interest rates fell. We increased our investment in Treasurys, particularly those in the intermediate range of the yield curve. Bonds with maturities of 5 to 10 years experienced the largest rate declines during the year and provided attractive real rates of return. We also lowered the portfolio's proportion of mortgage-backed securities from approximately 75% to 55%. We sold mortgages with higher coupons because they have greater inherent prepayment risk. This move also lowered the average coupon of mortgages owned in the portfolio. As rates fell throughout the year, these strategies rewarded shareholders with price gains.

The Fund's Class A share performance was in the top 38% of its Lipper peer group for the year based on NAV (see page 4 for details). We believe that this solid performance is a result of active duration management and the strategic shift into Treasurys from mortgage-backed securities.

As long as global financial markets experience turmoil and volatility, U.S. Treasury securities should be in high demand, based on their status as a haven for investors both here and abroad. In addition, the rate of the U.S. economy's growth has slowed while inflation remains low. In the environment, it is possible that the Fed may continue to lower rates in the months ahead.

[The following table was represented as a mountain graph in the printed material.]

Performance of a $10,000 investment in Class A shares 8/31/88 - 8/31/98

                                                       Lipper Intermediate     Lehman Intermediate
CIUSGF-A                                                    U.S. Gov't              Gov't Bond
AS OF DATE          Fund at NAV         Fund at POP        Fund Average          (1-3 yr) Index
----------          -----------         -----------        ------------          --------------
8/31/88               $10,000              $9,525             $10,000                $10,000
11/30/88              $10,226              $9,740             $10,233                $10,224
2/28/89               $10,244              $9,758             $10,300                $10,292
5/31/89               $10,645             $10,139             $10,740                $10,753
8/31/89               $10,914             $10,395             $11,073                $11,099
11/30/89              $11,192             $10,660             $11,461                $11,498
2/28/90               $11,271             $10,736             $11,411                $11,503
5/31/90               $11,532             $10,985             $11,614                $11,724
8/31/90               $11,781             $11,222             $11,839                $12,001
11/30/90              $12,192             $11,613             $12,313                $12,462
2/28/91               $12,529             $11,934             $12,700                $12,842
5/31/91               $12,804             $12,196             $12,959                $13,119
8/31/91               $13,141             $12,517             $13,376                $13,524
11/30/91              $13,504             $12,863             $13,913                $14,075
2/29/92               $13,713             $13,061             $14,158                $14,323
5/31/92               $13,929             $13,267             $14,421                $14,609
8/31/92               $14,254             $13,577             $15,062                $15,258
11/30/92              $14,297             $13,617             $14,990                $15,217
2/28/93               $14,646             $13,951             $15,710                $15,934
5/31/93               $14,810             $14,106             $15,866                $16,074
8/31/93               $15,130             $14,411             $16,454                $16,582
11/30/93              $15,123             $14,405             $16,403                $16,607
2/28/94               $15,217             $14,494             $16,386                $16,609
5/31/94               $14,836             $14,131             $15,851                $16,272
8/31/94               $15,050             $14,335             $16,053                $16,537
11/30/94              $14,914             $14,206             $15,779                $16,331
2/28/95               $15,458             $14,724             $16,440                $16,972
5/31/95               $16,157             $15,389             $17,278                $17,750
8/31/95               $16,385             $15,607             $17,534                $18,019
11/30/95              $16,969             $16,163             $18,128                $18,562
2/29/96               $17,023             $16,215             $18,182                $18,704
5/31/96               $16,745             $15,950             $17,913                $18,555
8/31/96               $16,960             $16,155             $18,136                $18,823
11/30/96              $17,823             $16,976             $19,045                $19,612
2/28/97               $17,765             $16,921             $18,967                $19,614
5/31/97               $17,955             $17,102             $19,182                $19,876
8/31/97               $18,425             $17,550             $19,681                $20,337
11/30/97              $18,960             $18,060             $20,242                $20,844
2/28/98               $19,360             $18,440             $20,666                $21,265
5/31/98               $19,649             $18,715             $20,997                $21,580
8/31/98               $20,243             $19,282             $21,589                $22,222

Growth of a $10,000 investment made on 8/31/88 as of 8/31/98

        Class A                  Class B                 Class C
     NAV      POP             NAV       w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------------
  $20,243   $19,282         $19,333     $19,333     $20,110   $20,110

Average annual total returns as of 8/31/98

Share Class             A                      B                    C
Inception Date      10/13/87                6/8/92               8/1/97
                  NAV       POP          NAV     w/CDSC      NAV       w/CDSC
--------------------------------------------------------------------------------
1 year            9.87%     4.65%        9.03%     4.03%     9.20%      8.20%
--------------------------------------------------------------------------------
5 years           6.00      4.97         5.20      4.88      5.86       5.86
--------------------------------------------------------------------------------
10 years          7.31      6.79         6.81      6.81      7.24       7.24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Distributor had not waived certain fees, the yield would have been 4.17% for Class C.

Class B and C share (newer class shares) performance includes returns of the Fund's Class A shares (oldest existing fund class) for periods prior to the inception dates of the newer class shares. Class A share returns have not been restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities.

Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index. The Lipper Intermediate U.S. Gov't Average represents a hypothetical investment in the funds which comprise the Lipper Intermediate U.S. Gov't Fund category.

Past performance cannot predict future results.

Fund Facts: 8/31/98

Duration
5.98 years

Last 12 months' distributions
Class A                    $0.678
---------------------------------------------
Class B                    $0.595
---------------------------------------------
Class C                    $0.612
---------------------------------------------

SEC yield(1)
Class A                      5.31%
---------------------------------------------
Class B                      4.82%
---------------------------------------------
Class C                      4.97%
---------------------------------------------

Average life breakdown
(As a percentage of senior securities)
0 - 5 years                 39.50%
---------------------------------------------
5 - 10 years                31.71%
---------------------------------------------
10 - 15 years               25.09%
---------------------------------------------
15 - 20 years                3.70%
---------------------------------------------

[The following table was represented as a pie chart in the printed material.]

Sector breakdown
(As a percentage of senior securities)

     Treasury Securities         44.25%
     FNMAs                       11.61%
     FHLMCs                      13.93%
     WL/ABS                      10.97%
     CMO                          2.58%
     GNMAs                       16.66%

--------------------------------------------------------------------------------
Colonial Federal Securities Fund
--------------------------------------------------------------------------------

The Fund invests primarily in U.S. government securities and is designed for the investor who can accept the risks associated with the additional return potential of longer-term securities. The Fund offers the highest return potential of Colonial's three government funds.

Based on our economic outlook, we believed that interest rates would decline during the course of the year. As a result, we moved the Fund's duration towards the upper end of its allowable range in order to capture larger price gains as interest rates fell. We added to our investment in Treasurys while decreasing the portfolio's proportion of mortgage-backed securities from approximately 80% to 61% of net assets. For the most part, we sold mortgages with higher coupons that had greater prepayment risk. This tactic lowered the Fund's overall exposure to this sector as well as the average coupon rate of the portfolio. These strategies rewarded shareholders with price gains as interest rates declined significantly during the year.

The Fund was in the top 12% of its Lipper peer group for the year based on Class A shares at NAV (see page 4 for details). We attribute this strong performance to active duration management and reallocating assets from mortgage-backed securities to Treasurys.

As long as global market turmoil and higher levels of volatility are present, strong demand for U.S. Treasury securities should continue for two reasons: the Treasury's status as a haven for foreign and U.S. investors and the prospects for continued low inflation. In this environment, it is possible that the Fed may continue to lower rates in the months ahead.

[The following table was represented as a mountain graph in the printed material.]

Performance of a $10,000 investment for Class A shares 8/31/88 - 8/31/98

CFSF-A                                                  Lipper Gen U.S.    Lehman Intermediate
AS OF DATE        Fund at NAV      Fund at POP            Gov't Avg         Gov't Bond Index
----------        -----------      -----------            ---------         ----------------
8/31/88            $10,000              $9,525             $10,000              $10,000
11/30/88           $10,452              $9,955             $10,262              $10,224
2/28/89            $10,584             $10,081             $10,319              $10,292
5/31/89            $11,094             $10,567             $10,762              $10,753
8/31/89            $11,392             $10,851             $11,091              $11,099
11/30/89           $11,907             $11,341             $11,477              $11,498
2/28/90            $11,632             $11,080             $11,382              $11,503
5/31/90            $11,830             $11,268             $11,582              $11,724
8/31/90            $11,829             $11,267             $11,736              $12,001
11/30/90           $12,510             $11,915             $12,262              $12,462
2/28/91            $12,917             $12,304             $12,662              $12,842
5/31/91            $13,145             $12,520             $12,892              $13,119
8/31/91            $13,591             $12,946             $13,317              $13,524
11/30/91           $14,109             $13,439             $13,792              $14,075
2/29/92            $14,486             $13,798             $14,087              $14,323
5/31/92            $14,700             $14,002             $14,323              $14,609
8/31/92            $15,274             $14,548             $14,952              $15,258
11/30/92           $15,312             $14,585             $14,922              $15,217
2/28/93            $16,381             $15,603             $15,732              $15,934
5/31/93            $16,617             $15,828             $15,895              $16,074
8/31/93            $17,433             $16,605             $16,648              $16,582
11/30/93           $17,348             $16,524             $16,538              $16,607
2/28/94            $17,273             $16,452             $16,483              $16,609
5/31/94            $16,539             $15,753             $15,851              $16,272
8/31/94            $16,787             $15,990             $16,050              $16,537
11/30/94           $16,351             $15,574             $15,731              $16,331
2/28/95            $17,309             $16,487             $16,489              $16,972
5/31/95            $18,456             $17,579             $17,427              $17,750
8/31/95            $18,705             $17,816             $17,667              $18,019
11/30/95           $19,522             $18,595             $18,394              $18,562
2/29/96            $19,402             $18,481             $18,323              $18,704
5/31/96            $18,813             $17,919             $17,950              $18,555
8/31/96            $19,041             $18,136             $18,134              $18,823
11/30/96           $20,328             $19,362             $19,216              $19,612
2/28/97            $20,108             $19,153             $19,048              $19,614
5/31/97            $20,333             $19,367             $19,246              $19,876
8/31/97            $20,992             $19,995             $19,809              $20,337
11/30/97           $21,783             $20,748             $20,514              $20,844
2/28/98            $22,301             $21,241             $20,945              $21,265
5/31/98            $22,683             $21,606             $21,280              $21,580
8/31/98            $23,534             $22,416             $21,963              $22,222

Growth of a $10,000 investment made on 08/31/88 as of 08/31/98

       Class A                Class B                   Class C
    NAV       POP          NAV       w/CDSC           NAV      w/CDSC
--------------------------------------------------------------------------------
 $23,544   $22,416      $22,471     $22,471        $23,379     $23,379

Average annual total returns as of 8/31/98

Share Class                A                   B                    C
Inception Date          3/30/84             6/8/92               8/1/97
                    NAV        POP       NAV    w/CDSC         NAV    w/CDSC
--------------------------------------------------------------------------------
1 year              12.11%     6.79%    11.26%     6.26%     11.43%    10.43%
--------------------------------------------------------------------------------
5 years              6.19      5.16      5.39      5.08       6.05      6.05
--------------------------------------------------------------------------------
10 years             8.94      8.41      8.43      8.43       8.86      8.86
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Distributor had not waived certain fees, the yield would have been 4.81% for Class C.

Class B and C share (newer class shares) performance includes returns of the Fund's Class A shares (oldest existing fund class) for periods prior to the inception dates of the newer class shares. Class A share returns have not been restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index. The Lipper General U.S. Government Average represents a hypothetical investment in the funds which comprise the Lipper General U.S. Government Average.

Past performance cannot predict future results.

--------------------------------------------------------------------------------
Investment Portfolios
--------------------------------------------------------------------------------

August 31, 1998 (In Thousands)

Colonial Short Duration U.S. Government Fund
--------------------------------------------------------------------------------
U.S. Government & Agency
Obligations--74.7%                      Par           Value
--------------------------------------------------------------------------------
Government Agencies -- 44.6%
                Maturities
Coupon           From /To
--------------------------
Federal Home Loan Bank,
   6.150%            2000             $ 500          $ 509
                                               -----------
Federal Home Loan Mortgage Corp.:
Fixed Rate Note,
   9.250%            2009               182            194
                                               -----------
Adjustable Rate Mortgage: (a)
   6.096%            2018               127            128
   6.577%            2018               183            184
   7.391%            2019               237            240
                                               -----------
                                                       552
                                               -----------
Federal National Mortgage Association:
Fixed Rate Note:
   5.720%            2000               500            504
   6.000%       2008-2010    (b)        921            920
   6.240%            2000               400            407
   6.800%            2003               500            528
   9.500%            2006               103            109
                                               -----------
                                                     2,468
                                               -----------
Adjustable Rate Mortgage: (a)
   6.391%            2027               143            143
   7.296%            2019               190            196
   7.435%            2019               137            141
   7.583%            2023               137            137
   7.614%            2020               111            113
   7.995%            2022                88             91
   8.105%            2017                78             81
   8.366%            2019               173            180
                                               -----------
                                                     1,082
                                               -----------
Government National Mortgage Association:
Fixed Rate Mortgage:
   6.500%            2024    (b)        500            503
   9.000%            2009               206            221
                                               -----------
                                                       724
                                               -----------
Adjustable Rate Mortgage: (a)
   6.875%            2022                43             43
   7.000%            2022               398            405
   7.375%            2023               318            324
                                               -----------
                                                       772
                                               -----------
Student Loan Marketing Association:
Medium Term Note,
   5.560%            1999               180            180
Weekly Floating Rate Note, (a)
   5.253%            1999             1,000          1,000
                                               -----------
                                                     1,180
                                               -----------

Total Government
Agencies (cost of $7,424)                        $   7,481
                                               -----------

Government Obligations--30.1%
U.S. Treasury Bonds,
   7.875%        02/15/21               130            170
                                               -----------
U.S. Treasury Notes:
   5.500%        03/31/03               346            353
   5.625%        11/30/99               170            171
   5.625%        05/15/08               192            201
   5.750%        09/30/99    (c)        794            799
   5.750%        10/31/02               160            164
   5.875%        11/15/05               242            254
   6.125%        12/31/01    (c)        792            818
   6.250%        06/30/02               225            234
   6.500%        05/31/01    (c)      1,714          1,778
   6.875%        05/15/06                96            107
                                               -----------
                                                     4,879
                                               -----------
Total Government
Obligations (cost of $4,968)                         5,049
                                               -----------
Total Investments (cost of $12,392) (d)             12,530
                                               -----------

Short-Term Obligations - 28.9%
--------------------------------------------------------------------------------

Repurchase agreement with ABN
AMRO Chicago Corp., dated
08/31/98, due 09/01/98 at 5.820%,
collateralized by U.S. Treasury
notes and bill with various
maturities to 2026 market
value $3,165 (repurchase
proceeds $3,085)                      3,084          3,084

Federal Home Loan Mortgage Corp.,
   5.700%        09/01/98             1,257          1,257

Federal Home Loan Bank,
   5.330%        12/28/98               515            506
                                               -----------
Total Short-Term Obligations                         4,847
                                               -----------
Other Assets & Liabilities, Net - (3.6)%              (613)
                                               -----------
Net Assets - 100.0%                            $    16,764
                                               ===========

Notes To Investment Portfolio:

(a) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1998.

(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c) These securities, or a portion thereof, with a total market value of $2,115 are being used to collateralize the delayed delivery purchases indicated in note (b) above.

(d)   Cost for federal income tax purposes is $12,394.

Colonial Intermediate U.S. Government Fund
--------------------------------------------------------------------------------
U.S. Government & Agency
Obligations--118.7%                     Par           Value
Government Agencies -- 68.4%
               Maturities
Coupon           From /To
-------------------------
Federal Home Loan Mortgage Corp.:
   7.500%       2007-2016           $ 1,132        $ 1,172
   8.000%       2003-2016            11,115         11,530
   8.500%       2007-2017             2,660          2,803
   8.750%       2005-2013             1,169          1,231
   9.000%       2001-2018             2,146          2,280
   9.250%       2008-2019             3,883          4,134

See notes to financial statements.

Investment Portfolio CIUSGF  Cont.

   9.500%       2005-2016         $   1,417      $   1,521
   9.750%            2016               101            108
  10.000%            2019               759            824
  10.250%       2009-2016             1,240          1,344
  10.500%       2009-2021             1,903          2,111
  11.250%       2005-2016             2,270          2,560
  12.000%            2014                 1              1
                                               -----------
                                                    31,619
                                               -----------
Federal National Mortgage Association:
   5.750%            2003            53,000         53,894
   6.000%       2008-2026    (a)    148,346        148,778
   6.500%       2007-2050    (a)     58,544         58,785
   7.000%       2007-2023             3,580          3,649
   7.500%       2006-2027    (a)     27,921         28,683
   8.000%       2008-2009             2,038          2,126
   8.250%            2008               622            644
   8.500%       2003-2021             5,771          6,041
   9.000%       2002-2022            15,760         16,663
  10.000%       2001-2006             6,153          6,615
  10.500%       2010-2016             3,176          3,524
  11.000%            2015               714            812
                                               -----------
                                                   330,214
                                               -----------
Government National Mortgage Association:
   6.500%       2023-2024    (a)     93,219         93,857
   7.000%       2022-2028            25,925         26,655
   7.500%            2007               316            326
   8.000%       2004-2023             2,872          2,973
   8.500%       2017-2022             1,495          1,573
   8.750%       2021-2022             1,607          1,747
   8.850%       2018-2020             3,301          3,483
   9.000%       2008-2025            13,037         13,900
   9.250%       2016-2022             6,455          6,816
   9.500%       2004-2025            90,613         98,249
  10.000%       2000-2024             3,135          3,353
  10.250%            2018               194            212
  10.500%       1998-2020             7,463          8,301
  10.625%            2010                77             86
  11.000%       2009-2021             9,337         10,559
  11.250%            2015                74             82
  11.500%       2010-2021            13,310         15,174
  11.750%       2013-2015               250            283
  12.000%       2011-2019            14,089         16,295
  12.250%       2013-2015               490            558
  12.500%       2010-2015             9,555         10,581
  12.750%       2013-2014               108            124
  13.000%       2011-2016             3,089          3,640
  13.500%       2010-2015             2,299          2,744
  14.000%       2011-2012                96            115
  14.500%            2012                27             32
  15.000%       2011-2012                89            108
                                               -----------
                                                   321,826
                                               -----------
U.S. Small Business Administration:
   7.600%        01/01/12             3,417          3,789
   8.200%        10/01/11             3,433          3,923
   8.250%        11/01/11             6,979          7,980
   8.650%        11/01/14             5,079          5,933
   8.850%        08/01/11             1,197          1,393
   9.150%        07/01/11             3,061          3,565
   9.450%        08/01/10             1,191          1,397
   9.500%        04/01/10             2,032          2,400
   9.650%        05/01/10             1,529          1,812
                                               -----------
                                                    32,192
                                               -----------
Total Government
Agencies (cost of $698,576)                        715,851
                                               -----------

Government Obligations--50.3%
U.S. Treasury Bonds,
   7.875%        02/15/21    (b)     25,241         33,042
                                               -----------
U.S. Treasury Notes:
   5.625%        05/15/08            30,600         31,968
   5.625%        02/15/06            14,678         15,164
   5.750%        08/15/03            38,000         39,199
   5.875%        11/15/05            22,505         23,595
   6.250%        06/30/02    (b)     27,420         28,555
   6.500%        10/15/06            18,571         20,260
   6.500%        11/15/26    (b)     16,930         19,528
   6.625%        03/31/02    (b)     59,820         62,876
   6.625%        04/30/02             8,487          8,929
   6.875%        05/15/06            83,936         93,340
  10.375%        11/15/12    (b)     49,603         67,840
                                               -----------
                                                   411,254
                                               -----------
U.S. Treasury Notes/Bonds:
   5.250%        08/15/03            14,442         14,674
   5.375%        02/15/01            11,625         11,732
   5.500%        03/31/03            55,003         56,172
                                               -----------
                                                    82,578
                                               -----------
Total Government
Obligations (cost of $505,101)                     526,874
                                               -----------
Total Investments
(cost of $1,203,677) (c)                         1,242,725
                                               ===========

Short-Term Obligations - 0.3%
--------------------------------------------------------------------------------

Repurchase agreement with ABN AMRO
Chicago Corp., dated 08/31/98,
due 09/01/98 at 5.820%,
collateralized by U.S. Treasury
notes and bill with various
maturities to 2026, market value
$3,649 (repurchase proceeds $3,556)   3,555          3,555
                                               -----------
Other Assets & Liabilities, Net - (19.0%)         (199,370)
                                               -----------
Net Assets - 100.0%                            $ 1,046,910
                                               ===========

Notes To Investment Portfolio:

(a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, or a portion thereof, with a total market value of $232,991 are being used to collateralize the delayed delivery purchases indicated in note (a) above.

(c)   Cost for federal income tax purposes is $1,204,998.

See notes to financial statements.

--------------------------------------------------------------------------------
Investment Portfolio continued
--------------------------------------------------------------------------------

August 31, 1998 (In Thousands)

Colonial Federal Securities Fund
--------------------------------------------------------------------------------
U.S. Government & Agency
Obligations--121.8%                     Par           Value
--------------------------------------------------------------------------------
Government Agencies -- 61.3%
                Maturities
Coupon           From /To
--------------------------
Federal Home Loan Mortgage Corp.:
   6.500%       2012-2027    (a)  $ 145,450      $ 146,720
   7.500%            2016               692            719
   8.000%       2003-2016             2,874          3,013
   8.500%       2007-2010             2,220          2,339
   8.750%       2004-2010               825            868
   9.000%       2001-2022             4,829          5,124
   9.250%       2008-2016             3,789          4,034
   9.500%       2004-2016             1,659          1,780
   9.750%       2009-2010               622            666
  10.000%            2019               759            825
  10.250%       2009-2013               922            998
  10.500%       2017-2020             1,322          1,467
  11.250%       2003-2016             1,494          1,686
  11.500%            2015                94            107
  12.000%            2013                51             58
                                               -----------
                                                   170,404
                                               -----------
Collateralized Mortgage Obligations:
   5.000%            2013             7,950          7,915
   6.500%            2014            17,048         17,128
   8.500%            2021               387            389
   8.750%            2020             5,993          6,128
                                               -----------
                                                    31,560
                                               -----------
Federal National Mortgage Association:
   6.000%       2008-2024    (a)     82,406         81,973
   6.500%       2003-2050    (a)      6,185          6,224
   7.000%       2010-2027             2,390          2,441
   7.500%       2006-2027    (a)     26,495         27,220
   8.000%       2008-2019             2,591          2,705
   8.250%       2008-2011             1,009          1,045
   8.500%       2008-2017             4,032          4,221
   9.000%       2002-2021            14,066         14,859
   9.500%       2008-2018             1,330          1,423
                                               -----------
                                                   142,111
                                               -----------
Government National Mortgage Association:
   6.500%       2023-2025    (a)     84,895         85,453
   7.000%       2024-2027    (a)     70,621         72,078
   7.500%       2006-2007               864            899
   8.000%       2005-2008                72             75
   9.000%       2008-2017             6,325          6,791
   9.500%       2009-2019            17,679         19,165
  10.000%       2000-2003               187            200
  10.500%       2013-2021            10,194         11,373
  11.000%            2010                 2              3
  11.500%       2013-2015                44             51
  11.750%       2013-2015               103            116
  12.000%       2012-2015               511            591
  12.500%       2010-2014             4,224          4,936
  13.000%            2013             1,733          2,044
                                               -----------
                                                   203,775
                                               -----------
Total Government
Agencies (cost of $537,175)                        547,850
                                               -----------

Government Obligations -- 60.5%
U.S. Treasury Bonds:
   8.750%        08/15/20            14,333         20,310
  12.000%        08/15/13    (b)     91,051        137,914
  12.750%        11/15/10    (b)     46,873         67,856
                                               -----------
                                                   226,080
                                               -----------
U.S. Treasury Notes:
   5.625%        05/15/08            27,100         28,311
   6.125%        12/31/01            13,547         13,991
   7.250%        08/15/04            12,407         13,805
   8.875%        02/15/19            17,585         24,935
  10.375%        11/15/12    (b)     53,118         72,647
                                               -----------
                                                   153,689
                                               -----------
U.S. Treasury Bonds/Notes:
   5.250%        08/15/03            26,133         26,554
   5.500%        03/13/03    (b)    110,455        112,802
                                               -----------
                                                   139,356
                                               -----------
U.S. Treasury STRIP,
   0.000%        08/15/12            47,184         22,266
                                               -----------

Total Government
Obligations (cost of $526,369)                     541,391
                                               -----------
Total U.S. Government & Agencies
Obligations (cost of $1,064,544)                 1,089,241
                                               -----------

Non-Agency Mortgage-Backed &
Asset-Backed Securities -- 15.0%
----------------------------------------------------------
Non-Agency Mortgage-Backed -- 4.2%

Countrywide Mortgage Trust,
   7.600%        04/25/23             2,310          2,378

CS First Boston Mortgage Securities Corp.,
   7.500%        06/01/20            12,190         12,297

First Boston Mortgage Securities Corp.,
   6.150%        09/28/13             2,000          2,006

General Electric Capital Mortgage Services, Inc.,
   8.250%        09/25/26             2,663          2,848

Headlands Mortgage Securities, Inc.
   7.75%         03/25/27             5,353          5,532

Norwest Asset Securities Corp.,
   7.000%        04/25/12             2,477          2,550

PNC Mortgage Securities Corp.,
   7.000%        05/25/27             2,507          2,558

Prudential Home Mortgage Securities,
   6.456%        12/28/08             1,561          1,568

Residential Asset Securitization Trust,
   7.500%        11/25/11             1,120          1,152

Structured Mortgage Asset Residential Trust,
   8.375%        06/25/08             2,957          3,033

Tryon Mortgage Funding, Inc.,
   7.500%        02/20/27             1,234          1,280
                                               -----------
                                                    37,202
                                               -----------

See notes to financial statements.

Investment Portfolio CFSF Cont.

Asset-Backed Securities -- 10.8%

Contimortage Home Equity Loan Trust:
   7.310%        08/15/28           $ 7,150        $ 7,291
   7.340%        04/15/28             4,000          4,070
   7.420%        03/15/28             2,400          2,444

Delta Funding Home Equity Loan Trust,
   7.330%        10/25/28             7,588          7,842

Empire Funding Home Loan Owner Trust,
   7.510%        03/25/23             4,000          4,135

Green Tree Financial Corp.,
   7.200%        01/15/28            10,000         10,450
   7.320%        07/15/28             4,500          4,753
   7.850%        08/15/25            10,100         10,346

IMC Home Equity Loan Trust,
   7.320%        08/20/27             7,000          7,116

Indymac Manufactured Housing Contract,
   6.970%        02/25/28             5,000          5,225

Preferred Mortgage Asset Trust,
   7.900%        05/25/12             3,081          3,168

Team Fleet Financing Corp.,
   7.350%        05/15/03             2,900          3,014

The Money Store Home Equity Trust:
   7.910%        05/15/24             9,306          9,857
   8.525%        06/15/25             2,800          2,968

The Money Store Home Improvement Trust,
   8.070%        05/15/23             5,875          6,253

UCFC Home Equity Loan Trust,
   7.975%        02/15/22             5,000          5,298
   8.550%        01/10/20             2,650          2,794
                                               -----------
                                                    97,024
                                               -----------
Non-Agency Mortgage-Backed
& Asset-Backed Securities
(cost of $131,311)                                 134,226
                                               -----------
Total Investments -136.8%
(cost of $1,194,855) (c)                         1,223,467
                                               -----------

Short-Term Obligations - 0.0%
--------------------------------------------------------------------------------

Repurchase agreement with ABN AMRO
Chicago Corp., dated 08/31/98, due
09/01/98 at 5.820%, collateralized
by U.S. Treasury notes & bill with
various maturities to 2026, market
value $106 (repurchase proceeds
$103)                                   103            103
                                               -----------

Other Assets & Liabilities, Net - (36.8)%         (329,394)
                                               -----------
Net Assets - 100.0%                             $  894,176
                                               ===========

Notes To Investment Portfolio:

(a) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, or a portion thereof, with a total market value of $386,670, are being used to collateralize the delayed delivery purchases indicated in note (a) above.

(c)   Cost for federal income tax purposes is $1,195,148.

   Acronym        Name
--------------------------------------------------------------------------------
   STRIP          Separately Traded Receipt of Interest and Principal


--------------------------------------------------------------------------------
Notes To Financial Statements
--------------------------------------------------------------------------------

August 31, 1998

Note 1: Accounting Policies

Organization: Colonial Short Duration U.S. Government Fund (CSDUSGF), and Colonial Intermediate U. S. Government Fund (CIUSGF), are each a series of Colonial Trust II and Colonial Federal Securities Fund (CFSF) is a series of Colonial Trust III (the series are collectively referred to as the Funds and are diversified portfolios). Colonial Trust II and Colonial Trust III are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended, as open end management investment companies. CSDUSGF's investment objective is to seek as high a level of current income as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less. CIUSGF's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S. government securities. CFSF's investment objective is to seek as high a level of current income and total return as is consistent with prudent longer-term investing by investing primarily in U.S. government securities. The Funds may issue an unlimited number of shares. The Funds each offer three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies that are consistently followed in the preparation of the Funds' financial statements.

Security valuation and transactions: The Funds are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                                                                       Continued

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

August 31, 1998

(In thousands except for per share amounts and footnotes)

                                                        CSDUSGF
CIUSGF                             CFSF
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                      $12,392                     $1,203,677
$1,194,855
Appreciation                                                 138
39,048                         28,612
                                                  --------------               ----------------
----------------
Investments at value                                      12,530                      1,242,725
1,223,467
Short-term obligations                                     4,847
3,555                            103
                                                  --------------               ----------------
----------------
                                                          17,377                      1,246,280
1,223,570
Receivable for:
   Interest                                 $149                      $13,544                        $ 9,623
   Investments sold                           --                          649                          1,798
   Fund shares sold                          621                        1,427                          4,957
Other                                         23             793           47            15,667
502            16,880
                                          ------  --------------      -------  ----------------      -------
----------------
   Total Assets                                           18,170                      1,261,947
1,240,450

Liabilities
Payable for:
   Investments purchased                   1,319                      211,057                        342,461
   Distributions                              22                        1,596                          1,549
   Fund shares repurchased                    57                        2,291                          2,163
Accrued:
   Transfer Agent Out-of-Pocket fees          --                           28                             29
   Deferred Trustees fees                      1                           22                              8
Other                                          7                           43                             64
                                          ------                      -------
-------
   Total Liabilities                                       1,406
215,037                        346,274
                                                  --------------               ----------------
----------------

Net Assets                                               $16,764
$1,046,910                       $894,176
                                                  ==============               ================
================
Net asset value & redemption price per
share-Class A                                             $10.00 (a)                      $6.73
(a)                     $11.08 (a)
                                                  --------------               ----------------
----------------
                                                     ($7,284/728)              ($650,849/96,650)
($820,733/74,052)
                                                  --------------               ----------------
----------------
Maximum offering price per share-Class A                  $10.34 (b)                      $7.07
(b)                     $11.63 (b)
                                                  --------------               ----------------
----------------
                                                  ($10.00/0.9675)                 ($6.73/0.9525)
($11.08/0.9525)
Net asset value & offering price per
share-Class B                                             $10.00 (a)                      $6.73
(a)                     $11.08 (a)
                                                  --------------               ----------------
----------------
                                                    ($7,543/754)               ($395,056/58,665)
($72,038/6,500)
Net asset value & offering price per
share-Class C                                             $10.00 (a)                      $6.73
(a)                     $11.08 (a)
                                                  --------------               ----------------
----------------
                                                     ($1,937/194)                   ($1,005/149)
($1,405/127)
Composition of Net Assets
Capital paid in                                          $16,728                     $1,131,856
$1,009,479
Overdistributed
   net investment income                                     (27)
(1,648)                        (1,597)
Accumulated net realized loss                                (75)
(122,346)                      (142,318)
Net unrealized appreciation                                  138
39,048                         28,612
                                                  --------------               ----------------
----------------
                                                         $16,764
$1,046,910                       $894,176
                                                  --------------               ----------------
----------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $100,000 or more of CSDUSGF or $50,000 or more of CIUSGF or CFSF the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

For the year ended August 31, 1998

                                                 CSDUSGF                CIUSGF                   CFSF
---------------------------------------------------------------------------------------------------------------
(In thousands)

Investment Income
Interest                                              $  781                $   78,032               $   66,460
Dollar roll fee income                                    --                     1,145                    3,055
                                           --------------------------------------------------------------------
                                                         781                    79,177                   69,515
Expenses
Management fee                             $    71              $   6,602                $   5,509
Service fee                                     26                  2,770                    2,281
Distribution fee - Class B                      28                  3,176                      482
Distribution fee - Class C                       2                      4                        4
Transfer agent                                  26                  2,277                    1,902
Bookkeeping fee                                 27                    387                      329
Trustees fee                                     9                     65                       51
Custodian fee                                    2                    154                       64
Audit fee                                       18                     69                       53
Legal fee                                       20                      3                        6
Registration fee                                30                     37                       42
Reports to shareholders                          1                     51                       50
Amortization of deferred
  organization expenses                          1                     --                       --
Other                                            3                     55                       87
                                           -------              ---------                ---------
                                               264                 15,650                   10,860
Fees and expenses waived or
  borne by the Advisor                        (142)                    --                       --
Fees waived by the Distributor-Class C          --       122           (1)      15,649          (1)      10,859
                                           -------    ------    ---------   ----------   ---------   ----------
     Net Investment Income                               659                    63,528                   58,656
                                                      ------                ----------               ----------

Net Realized & Unrealized
Gain (Loss) on Portfolio
Positions
Net realized gain on:
  Investments and purchased options             26                 22,969                   24,083
  Written options                               --                    309                       --
  Closed futures contracts                      --                     50                       61
                                           -------    ------    ---------   ----------   ---------   ----------
  Net realized gain                                       26                    23,328                   24,144
  Net change in net unrealized
  appreciation (depreciation)
  during the period on:
  Investments                                            113       14,922                   22,066
  Written Options                                         --          (73)                     (54)
                                                      ------    ---------                ---------
    Net unrealized appreciation                          113                    14,849                   22,012
                                                      ------                ----------               ----------
    Net gain                                             139                    38,177                   46,156
                                                      ------                ----------               ----------
Increase in Net Assets from Operations                $  798                $  101,705               $  104,812
                                           --------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)

                                                    Year ended               Year ended            Year ended
Period ended
                                                     August 31                August 31             August 31
August 31(a)
---------------------------------------------------------------------------------------------------------------------------
                                                     CSDUSGF                   CIUSGF                        CFSF
---------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                  1998         1997         1998      1997(b)            1998
1997(b)
Operations:
Net investment income                        $      659   $      590   $   63,528   $   82,752      $   58,656   $
56,704
Net realized gain (loss)                             26            6       23,328       (1,696)
24,144        5,201
Net unrealized appreciation
(depreciation)                                      113           97       14,849       28,452          22,012
(10,609)
                                             ----------   ----------   ----------   ----------      ----------
----------
   Net Increase from Operations                     798          693      101,705      109,508         104,812
51,296
Distributions:
From net investment income--Class A                (396)        (356)     (38,886)     (51,004)        (53,064)
(50,372)
In excess of net investment income--Class A         (15)          --       (2,922)          --
--           --
From net investment income--Class B                (204)        (198)     (21,012)     (27,936)         (3,545)
(3,364)
In excess of net investment income--Class B          (8)          --       (1,579)          --
--           --
From net investment income--Class C                 (67)         (29)         (26)          (1)
(31)         (c)
In excess of net investment income--Class C          (3)          --           (2)          --
--           --
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                    105          110       37,278       30,567          48,172
(2,440)
                                             ----------   ----------   ----------   ----------      ----------
----------
Fund Share Transactions:
Receipts for shares sold--Class A                 4,793        5,004       64,333      126,935          25,903
41,502
Value of distributions reinvested--Class A          383          321       27,046       30,856          28,232
25,121
Cost of shares repurchased--Class A              (4,804)      (4,669)    (194,333)    (366,834)       (166,562)
(201,762)
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                    372          656     (102,954)    (209,043)       (112,427)
(135,139)
                                             ----------   ----------   ----------   ----------      ----------
----------
Receipts for shares sold--Class B                 5,469        1,788       29,371       43,099          19,396
19,284
Value of distributions reinvested--Class B          138          117       13,395       15,509
1,926        1,767
Cost of shares repurchased--Class B              (2,338)      (1,715)    (122,795)    (181,019)        (17,031)
(29,862)
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                  3,269          190      (80,029)    (122,411)          4,291
(8,811)
                                             ----------   ----------   ----------   ----------      ----------
----------
Receipts for shares sold--Class C                 1,604          320        1,310          102
1,317          100
Value of distributions reinvested--Class C           66           26           20           --
27           --
Cost of shares repurchased--Class C                (318)        (237)        (444)          --
(72)          --
                                             ----------   ----------   ----------   ----------      ----------
----------
Net Increase (Decrease) from Fund                 1,352          109          886          102
1,272          100
                                             ----------   ----------   ----------   ----------      ----------
----------
   Share Transactions                             4,993          955     (182,097)    (331,352)       (106,864)
(143,850)
                                             ----------   ----------   ----------   ----------      ----------
----------
   Total Increase (Decrease)                      5,098        1,065     (144,819)    (300,785)        (58,692)
(146,290)

Net Assets
Beginning of period                              11,666       10,601    1,191,729    1,492,514         952,868
1,099,158
                                             ----------   ----------   ----------   ----------      ----------
----------
End of period                                $   16,764   $   11,666   $1,046,910   $1,191,729      $  894,176   $
952,868
                                             ----------   ----------   ----------   ----------      ----------
----------
   Net of undistributed (overdistributed)
   net investment income                            (27)          20       (1,648)      (4,947)         (1,597)
(2,808)
                                             ----------   ----------   ----------   ----------      ----------
----------

Number of Fund Shares
Sold--Class A                                       481          506        9,704       19,575
2,381        3,952
Issued for distributions
reinvested--Class A                                  38           33        4,088        4,766
2,615        2,402
Repurchased--Class A                               (482)        (473)     (29,361)     (56,629)        (15,425)
(19,317)
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                     37           66      (15,569)     (32,288)        (10,429)
(12,963)
                                             ----------   ----------   ----------   ----------      ----------
----------
Sold--Class B                                       548          181        4,426        6,653
1,784        1,829
Issued for distributions
reinvested--Class B                                  14           12        2,025        2,396
178          169
Repurchased--Class B                               (235)        (174)     (18,551)     (27,955)         (1,575)
(2,857)
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                    327           19      (12,100)     (18,906)
387         (859)
                                             ----------   ----------   ----------   ----------      ----------
----------
Sold--Class C                                       161           32          198           15
122            9
Issued for distributions
reinvested--Class C                                   7            3            3           --
3           --
Repurchased--Class C                                (32)         (24)         (67)          --
(7)          --
                                             ----------   ----------   ----------   ----------      ----------
----------
                                                    136           11          134           15
118            9
                                             ----------   ----------   ----------   ----------      ----------
----------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.

(b)   Class C shares were initially offered on August 1, 1997.

(c)   Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements continued
--------------------------------------------------------------------------------

August 31, 1998

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Funds maintain U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares only.

Federal income taxes: Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, fee income, debt discount and premium:

Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. For CSDUSGF market discount is not accreted and premium is amortized against interest income with a corresponding decrease in the cost basis. For CIUSGF and CFSF premium and market discount are not amortized or accreted.

Distributions to shareholders: Each Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Other: The Funds' custodian takes possession through the federal book entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2: Fees and Compensation Paid to Affiliates

Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of each Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:

CSDUSGF

Flat fee rate of 0.55%

CIUSGF

Average Net Assets      Annual Fee Rate
---------------------------------------
First $1 billion        0.60%
Next $500 million       0.55%
Over $1.5 billion       0.50%

CFSF

Average Net Assets      Annual Fee Rate
---------------------------------------
First $1 billion        0.60%
Next $1 billion         0.55%
Next $1 billion         0.50%
Over $3 billion         0.40%

Through September 30, 1997, the management fee for the first $1 billion in assets was 0.65%.

Bookkeeping fee: For each Fund the Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

Average Net Assets      Annual Fee Rate
---------------------------------------
First $50 million       No charge
Next $950 million       0.035%
Next $1 billion         0.025%
Next $1 billion         0.015%

--------------------------------------------------------------------------------
Financial Highlights CSDUSGF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended August 31
-------------------------------------------------------------------------------------------
                                                                      1998
                                                     Class A        Class B        Class C
                                                     --------       --------       --------
Net asset value--Beginning of period                 $  9.920       $  9.920       $  9.920
                                                     --------       --------       --------
Income From Investment Operations:
Net investment income (a)                               0.529          0.462          0.508
Net realized and unrealized gain (loss)                 0.113          0.113          0.113
                                                     --------       --------       --------
Total from Investment Operations                        0.642          0.575          0.621
                                                     --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                             (0.541)        (0.476)        (0.521)
In excess of net investment income                     (0.021)        (0.019)        (0.020)
                                                     --------       --------       --------
Total Distributions Declared to Shareholders           (0.562)        (0.495)        (0.541)
                                                     --------       --------       --------
Net asset value--End of period                       $ 10.000       $ 10.000       $ 10.000
                                                     --------       --------       --------
Total return (c) (d)                                     6.64%          5.93%          6.41%
                                                     --------       --------       --------
Ratios to Average Net Assets
Expenses                                                 0.70%(f)       1.35%(f)       0.90%(f)
                                                     --------       --------       --------
Net investment income                                    5.37%(f)       4.72%(f)       5.17%(f)
                                                     --------       --------       --------
Fees and expenses waived or borne by
the Advisor                                              1.10%(f)       1.10%(f)       1.10%(f)
                                                     --------       --------       --------
Portfolio turnover                                        183%           183%           183%
                                                     --------       --------       --------
Net assets at end of period (000)                    $  7,284       $  7,543       $  1,937
                                                     --------       --------       --------
(a) Net of fees and expenses waived or borne by the
 Advisor which amounted to:                          $  0.110       $  0.110       $  0.110

                                                              Year ended August 31
-------------------------------------------------------------------------------------------
                                                                      1997
                                                     Class A        Class B        Class C
                                                     --------       --------       --------
Net asset value--Beginning of period                 $  9.820       $  9.820       $  9.820
                                                     --------       --------       --------
Income From Investment Operations:
Net investment income (a)                               0.561          0.497          0.542
Net realized and unrealized gain (loss)                 0.090          0.090          0.090
                                                     --------       --------       --------
Total from Investment Operations                        0.651          0.587          0.632
                                                     --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                             (0.551)        (0.487)        (0.532)
In excess of net investment income                         --             --             --
                                                     --------       --------       --------
Total Distributions Declared to Shareholders           (0.551)        (0.487)        (0.532)
                                                     --------       --------       --------
Net asset value--End of period                       $  9.920       $  9.920       $  9.920
                                                     --------       --------       --------
Total return (c) (d)                                     6.79%          6.11%          6.59%
                                                     --------       --------       --------
Ratios to Average Net Assets
Expenses                                                 0.50%(f)       1.15%(f)       0.70%(f)
                                                     --------       --------       --------
Net investment income                                    5.64%(f)       4.99%(f)       5.44%(f)
                                                     --------       --------       --------
Fees and expenses waived or borne by
the Advisor                                              1.76%(f)       1.76%(f)       1.76%(f)
                                                     --------       --------       --------
Portfolio turnover                                         73%            73%            73%
                                                     --------       --------       --------
Net assets at end of period (000)                    $  6,858       $  4,233       $    575
                                                     --------       --------       --------
(a) Net of fees and expenses waived or borne by the
 Advisor which amounted to:                          $  0.169       $  0.169       $  0.169

(b) Class C shares were initially offered on January 4, 1995. Per share data reflects activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g)   Annualized.

--------------------------------------------------------------------------------
Notes To Financial Statements continued
--------------------------------------------------------------------------------

August 31, 1998

Transfer Agent fee: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.17% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% resulting in a decrease in the fee from 0.18% to 0.17% annually.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is each Fund's principal underwriter. During the year ended August 31, 1998, each Fund has been advised that the Distributor retained net underwriting discounts on CSDUSGF, CIUSGF and CFSF of $548, $25,138 and $20,365, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $10,841, $284 and none on Class A share redemptions, $15,246, $946,507 and $156,304 on Class B share redemptions and $74, $1,090 and $1,863 on Class C share redemptions, respectively.

Each Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor. CIUSGF and CFSF pay a service fee equal to 0.25% annually of their net assets as of the 20th of each month. CSDUSGF pays a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor. CSDUSGF pays a distribution fee equal to 0.65% annually of the average net assets of Class B shares and 0.15% annually of the average net assets of Class C shares. CIUSGF and CFSF each pay a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

--------------------------------------------------------------------------------
Financial Highlights CSDUSGF continued
--------------------------------------------------------------------------------

                                                              Year ended August 31
-------------------------------------------------------------------------------------------
                                                                      1996
                                                     Class A        Class B        Class C
                                                     --------       --------       --------
Net asset value--Beginning of period                 $  9.850       $  9.850       $  9.850
                                                     --------       --------       --------
Income From Investment Operations:
Net investment income (a)                               0.568          0.504          0.549
Net realized and unrealized gain (loss)                (0.032)        (0.032)        (0.032)
                                                     --------       --------       --------
Total from Investment Operations                        0.536          0.472          0.517
                                                     --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                             (0.566)        (0.502)        (0.547)
In excess of net investment income                         --             --             --
                                                     --------       --------       --------
Total Distributions Declared to Shareholders           (0.566)        (0.502)        (0.547)
                                                     --------       --------       --------
Net asset value--End of period                       $  9.820       $  9.820       $  9.820
                                                     --------       --------       --------
Total return (c) (d)                                     5.57%          4.89%          5.36%
                                                     --------       --------       --------
Ratios to Average Net Assets
Expenses                                                 0.50%(f)       1.15%(f)       0.70%(f)
                                                     --------       --------       --------
Net investment income                                    5.99%(f)       5.34%(f)       5.79%(f)
                                                     --------       --------       --------
Fees and expenses waived or borne by
the Advisor                                              1.48%(f)       1.48%(f)       1.48%(f)
                                                     --------       --------       --------
Portfolio turnover                                         51%            51%            51%
                                                     --------       --------       --------
Net assets at end of period (000)                    $  6,136       $  4,004       $    461
                                                     --------       --------       --------
(a) Net of fees and expenses waived or borne by the
 Advisor which amounted to:                          $  0.136       $  0.136       $  0.136

                                                              Year ended August 31
-------------------------------------------------------------------------------------------
                                                                      1995
                                                     Class A        Class B        Class C(b)
                                                     --------       --------       --------
Net asset value--Beginning of period                 $  9.670       $  9.670       $  9.550
                                                     --------       --------       --------
Income From Investment Operations:
Net investment income (a)                               0.514          0.451          0.334
Net realized and unrealized gain (loss)                 0.152          0.152          0.280
                                                     --------       --------       --------
Total from Investment Operations                        0.666          0.603          0.614
                                                     --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                             (0.486)        (0.423)        (0.314)
In excess of net investment income                         --             --             --
                                                     --------       --------       --------
Total Distributions Declared to Shareholders           (0.486)        (0.423)        (0.314)
                                                     --------       --------       --------
Net asset value--End of period                       $  9.850       $  9.850       $  9.850
                                                     --------       --------       --------
Total return (c) (d)                                     7.08%          6.39%          6.50%(e)
                                                     --------       --------       --------
Ratios to Average Net Assets
Expenses                                                 0.50%          1.15%          0.70%(g)
                                                     --------       --------       --------
Net investment income                                    5.50%          4.85%          5.30%(g)
                                                     --------       --------       --------
Fees and expenses waived or borne by
the Advisor                                              1.14%          1.14%          1.14%
                                                     --------       --------       --------
Portfolio turnover                                         36%            36%            36%
                                                     --------       --------       --------
Net assets at end of period (000)                    $  9,934       $  3,968       $    385
                                                     --------       --------       --------
(a) Net of fees and expenses waived or borne by the
 Advisor which amounted to:                          $  0.107       $  0.107       $  0.107

                                                      Year ended August 31
----------------------------------------------------------------------------
                                                              1994
                                                     Class A        Class B
                                                     --------       --------
Net asset value--Beginning of period                 $  9.950       $  9.950
                                                     --------       --------
Income From Investment Operations:
Net investment income (a)                               0.473          0.409
Net realized and unrealized gain (loss)                (0.356)        (0.356)
                                                     --------       --------
Total from Investment Operations                        0.117          0.053
                                                     --------       --------
Less Distributions Declared to Shareholders:
From net investment income                             (0.397)        (0.333)
In excess of net investment income                         --             --
                                                     --------       --------
Total Distributions Declared to Shareholders           (0.397)        (0.333)
                                                     --------       --------
Net asset value--End of period                       $  9.670       $  9.670
                                                     --------       --------
Total return (c) (d)                                     1.20%          0.55%
                                                     --------       --------
Ratios to Average Net Assets
Expenses                                                 0.50%          1.15%
                                                     --------       --------
Net investment income                                    4.84%          4.19%
                                                     --------       --------
Fees and expenses waived or borne by
the Advisor                                              1.16%          1.16%
                                                     --------       --------
Portfolio turnover                                         69%            69%
                                                     --------       --------
Net assets at end of period (000)                    $ 16,168       $  4,176
                                                     --------       --------
(a) Net of fees and expenses waived or borne by the
 Advisor which amounted to:                          $  0.114       $  0.114

State Tax Information for the Period Ended August 31, 1998 (unaudited):

An average of 32% of the Fund's period investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 39% of the Fund's distributions (34% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

--------------------------------------------------------------------------------
Notes continued
--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: For CSDUSGF, the Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets. Through December 31, 1997, the expense limit was 0.30% annually of the Fund's average net assets.

Other: The Funds pay no compensation to their officers, all of whom are employees of the Advisor.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 3:  Portfolio Information

Investment activity: For the year ended August 31, 1998, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were as follows:

            Purchases         Sales
----------------------------------------
CSDUSGF     $22,247,575      $18,438,659
CIUSGF   $1,192,982,070   $1,243,522,757
CFSF     $1,087,999,547   $1,088,846,378

Transactions in written call options were as follows:

                                    CIUSGF                       CFSF

                            Par Value                Par Value
                           Covered by    Premiums    Covered by     Premiums
                        Written Options  Received  Written Options  Received

Outstanding at
beginning of period       $ 40,000,000   $ 78,906     30,000,000    $ 59,180
Written                     86,000,000    229,922    147,000,000     382,265
Closed                              --         --             --          --
Expirations                126,000,000    308,828    177,000,000     441,445
Exercises                           --         --             --          --
Outstanding at end
of period                           --         --             --          --

--------------------------------------------------------------------------------
Financial Highlights CIUSGF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       Year ended August 31
------------------------------------------------------------------------------------
                                                               1998
                                              Class A        Class B        Class C
                                              --------       --------       --------
Net asset value--Beginning of period          $  6.510       $  6.510       $  6.510
                                              --------       --------       --------
Income From Investment Operations:
Net investment income                            0.420          0.370          0.380(b)
Net realized and unrealized gain (loss)          0.204          0.204          0.204
                                              --------       --------       --------
Total from Investment Operations                 0.624          0.574          0.584
                                              --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.376)        (0.329)        (0.339)
In excess of net investment income              (0.028)        (0.025)        (0.025)
From capital paid in                                --             --             --
                                              --------       --------       --------
Total Distributions Declared to Shareholders    (0.404)        (0.354)        (0.364)
                                              --------       --------       --------
Net asset value--End of period                $  6.730       $  6.730       $  6.730
                                              --------       --------       --------
Total return (c)                                  9.87%          9.03%          9.20%(d)
                                              --------       --------       --------
Ratios to Average Net Assets
Expenses                                          1.12%(f)       1.87%(f)       1.72%(b)(f)
                                              --------       --------       --------
Net investment income                             6.02%(f)       5.27%(f)       5.42%(b)(f)
                                              --------       --------       --------
Portfolio turnover                                 214%           214%           214%
                                              --------       --------       --------
Net assets at end of period (in millions)     $    651       $    395       $      1
                                              --------       --------       --------

                                                       Year ended August 31
------------------------------------------------------------------------------------
                                                               1997
                                              Class A        Class B        Class C
                                              --------       --------       --------
Net asset value--Beginning of period          $  6.370       $  6.370       $  6.590
                                              --------       --------       --------
Income From Investment Operations:
Net investment income                            0.393          0.344          0.032
Net realized and unrealized gain (loss)          0.145          0.145         (0.082)
                                              --------       --------       --------
Total from Investment Operations                 0.538          0.489         (0.050)
                                              --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.398)        (0.349)        (0.030)
In excess of net investment income                  --             --             --
From capital paid in                                --             --             --
                                              --------       --------       --------
Total Distributions Declared to Shareholders    (0.398)        (0.349)        (0.030)
                                              --------       --------       --------
Net asset value--End of period                $  6.510       $  6.510       $  6.510
                                              --------       --------       --------
Total return (c)                                  8.64%          7.83%         (0.77)%(e)
                                              --------       --------       --------
Ratios to Average Net Assets
Expenses                                          1.13%(f)       1.88%(f)       1.78%(f)(g)
                                              --------       --------       --------
Net investment income                             6.43%(f)       5.68%(f)       5.85%(f)(g)
                                              --------       --------       --------
Portfolio turnover                                  61%            61%            61%
                                              --------       --------       --------
Net assets at end of period (in millions)     $    731       $    461       $    (h)
                                              --------       --------       --------

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b) Net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(g)   Annualized.

(h)   Rounds to less than one million.

--------------------------------------------------------------------------------
Notes To Financial Statements continued
--------------------------------------------------------------------------------

August 31, 1998

Unrealized appreciation (depreciation) at August 31, 1998 for federal income tax purposes was:

                                CSDUSGF            CIUSGF             CFSF
------------------------------------------------------------------------------
Gross unrealized
appreciation                   $141,643          $38,404,583       $33,852,933

Gross unrealized
depreciation                     (5,630)            (677,841)       (5,533,780)
                               --------          -----------       -----------
Net unrealized
appreciation                   $136,013          $37,726,742       $28,319,153

Capital loss carryforwards: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of      Capital loss
            expiration      carryforward
-------------------------------------------------
CSDUSGF           2003      $     36,000
                  2004            38,000
                            ------------
                            $     74,000
                            ------------

               Year of      Capital loss
            expiration      carryforward
-------------------------------------------------
CIUSGF            2001      $ 12,601,000
                  2002         7,249,000
                  2003        67,291,000
                  2004        32,580,000
                  2005        18,973,000
                            ------------
                            $138,694,000
                            ------------

Of the CIUSGF loss carryforwards expiring in 2001 and 2002, $12,601,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability for use in offsetting any future realized gains may be limited in a given year.

--------------------------------------------------------------------------------
Financial Highlights CIUSGF continued
--------------------------------------------------------------------------------

                                                              Year ended August 31
---------------------------------------------------------------------------------------------------
                                                       1996                          1995
                                              Class A        Class B        Class A        Class B
                                              --------       --------       --------       --------
Net asset value--Beginning of period          $  6.550       $  6.550       $  6.420       $  6.420
                                              --------       --------       --------       --------
Income From Investment Operations:
Net investment income                            0.390          0.341          0.447          0.399
Net realized and unrealized gain (loss)         (0.161)        (0.161)         0.100          0.100
                                              --------       --------       --------       --------
Total from Investment Operations                 0.229          0.180          0.547          0.499
                                              --------       --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.391)        (0.344)        (0.417)        (0.369)
In excess of net investment income              (0.018)        (0.016)            --             --
From capital paid in                                --             --             --             --
                                              --------       --------       --------       --------
Total Distributions Declared to Shareholders    (0.409)        (0.360)        (0.417)        (0.369)
                                              --------       --------       --------       --------
Net asset value--End of period                $  6.370       $  6.370       $  6.550       $  6.550
                                              --------       --------       --------       --------
Total return (c)                                  3.51%          2.74%          8.88%          8.07%
                                              --------       --------       --------       --------
Ratios to Average Net Assets
Expenses                                          1.11%(f)       1.86%(f)       1.11%          1.86%
                                              --------       --------       --------       --------
Net investment income                             6.45%(f)       5.70%(f)       7.51%          6.76%
                                              --------       --------       --------       --------
Portfolio turnover                                 123%           123%           140%           140%
                                              --------       --------       --------       --------
Net assets at end of period (in millions)     $    921       $    572       $  1,164       $    701
                                              --------       --------       --------       --------

                                               Year ended August 31
---------------------------------------------------------------------
                                                       1994
                                              Class A        Class B
                                              --------       --------
Net asset value--Beginning of period          $  6.880       $  6.880
                                              --------       --------
Income From Investment Operations:
Net investment income                            0.415          0.365
Net realized and unrealized gain (loss)         (0.452)        (0.452)
                                              --------       --------
Total from Investment Operations                (0.037)        (0.087)
                                              --------       --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.400)        (0.352)
In excess of net investment income                  --             --
From capital paid in                            (0.023)        (0.021)
                                              --------       --------
Total Distributions Declared to Shareholders    (0.423)        (0.373)
                                              --------       --------
Net asset value--End of period                $  6.420       $  6.420
                                              --------       --------
Total return (c)                                 (0.53)%        (1.28)%
                                              --------       --------
Ratios to Average Net Assets
Expenses                                          1.11%          1.86%
                                              --------       --------
Net investment income                             8.14%          7.39%
                                              --------       --------
Portfolio turnover                                 291%           291%
                                              --------       --------
Net assets at end of period (in millions)     $    758       $    836
                                              --------       --------

State Tax Information for the Period Ended August 31, 1998 (unaudited):

An average of 33% of the Fund's period investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 36% of the Fund's distributions (28% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

--------------------------------------------------------------------------------
Notes continued
--------------------------------------------------------------------------------

             Year of   Capital loss
          expiration   carryforward
---------------------------------------------
CFSF            1999   $ 34,064,000
                2000        595,000
                2002     84,302,000
                2004     21,929,000
                       ------------
                       $140,890,000
                       ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: CIUSGF and CFSF may purchase or sell futures contracts and purchase and write options on futures and securities. The Funds will use these instruments to hedge against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates and/or market conditions and not for trading purposes. The Funds may also invest in these instruments for duration management. The use of futures contracts and options involves certain risks which include (1) the imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin, or option premium recorded in the Funds' Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
Financial Highlights CFSF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       Year ended August 31
------------------------------------------------------------------------------------
                                                               1998
                                              Class A        Class B        Class C
                                              --------       --------       --------
Net asset value--Beginning of period          $ 10.520       $ 10.520       $ 10.520
                                              --------       --------       --------
Income From Investment Operations:
Net investment income                            0.708          0.625          0.642(c)
Net realized and unrealized gain (loss)          0.530          0.530          0.530
                                              --------       --------       --------
Total from Investment Operations                 1.238          1.155          1.172
                                              --------       --------       --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.678)        (0.595)        (0.612)
From net realized gains                             --             --             --
From capital paid in                                --             --             --
                                              --------       --------       --------
Total Distributions Declared to Shareholders    (0.678)        (0.595)        (0.612)
                                              --------       --------       --------
Net asset value--End of period                $ 11.080       $ 11.080       $ 11.080
                                              --------       --------       --------
Total return (d)                                 12.11%         11.26%         11.43%(e)
                                              --------       --------       --------
Ratios to Average Net Assets
                                              --------       --------       --------
Expenses                                          1.14%(g)       1.89%(g)       1.74%(c)(g)
                                              --------       --------       --------
Net investment income                             6.49%(g)       5.74%(g)       5.89%(c)(g)
                                              --------       --------       --------
Portfolio turnover                                 356%           356%           356%
                                              --------       --------       --------
Net assets at end of period (in millions)     $    821       $     72       $      1
                                              --------       --------       --------

                                                       Period ended August 31(a)
-----------------------------------------------------------------------------------------
                                                                  1997
                                              Class A           Class B          Class C(b)
                                              --------          --------         --------
Net asset value--Beginning of period          $ 10.530          $ 10.530         $ 10.710
                                              --------          --------         --------
Income From Investment Operations:
Net investment income                            0.580             0.515            0.058
Net realized and unrealized gain (loss)         (0.038)           (0.038)          (0.198)
                                              --------          --------         --------
Total from Investment Operations                 0.542             0.477           (0.140)
                                              --------          --------         --------
Less Distributions Declared to Shareholders:
From net investment income                      (0.552)           (0.487)          (0.050)
From net realized gains                             --                --               --
From capital paid in                                --                --               --
                                              --------          --------         --------
Total Distributions Declared to Shareholders    (0.552)           (0.487)          (0.050)
                                              --------          --------         --------
Net asset value--End of period                $ 10.520          $ 10.520         $ 10.520
                                              --------          --------         --------
Total return (d)                                  5.31%(f)          4.66%(f)        (1.31%)(f)
                                              --------          --------         --------
Ratios to Average Net Assets
                                              --------          --------         --------
Expenses                                          1.19%(g)(h)       1.94%(g)(h)      1.82%(g)(h)
                                              --------          --------         --------
Net investment income                             6.71%(g)(h)       5.96%(g)(h)      6.55%(g)(h)
                                              --------          --------         --------
Portfolio turnover                                  79%(f)            79%(f)           79%(f)
                                              --------          --------         --------
Net assets at end of period (in millions)     $    888          $     64         $    (i)
                                              --------          --------         --------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.

(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.017 per share and 0.15%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h)   Annualized.

(i)   Round to less than one million.

--------------------------------------------------------------------------------
Notes To Financial Statements continued
--------------------------------------------------------------------------------

August 31, 1998

Note 4:  Line of Credit

CSDUSGF may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1998.

--------------------------------------------------------------------------------
Financial Highlights CFSF continued
--------------------------------------------------------------------------------

                                                                              Year ended October 31
--------------------------------------------------------------------------------------------------------------------------------
                                                        1996                           1995
1994
                                              Class A          Class B        Class A       Class B       Class
A       Class B
                                              --------         --------       --------      --------
--------      --------
Net asset value--Beginning of period          $ 10.830         $ 10.830       $  9.950      $  9.950      $
11.460      $ 11.460
                                              --------         --------       --------      --------
--------      --------
Income From Investment
Operations:
Net investment income                            0.696            0.617          0.710         0.633
0.821         0.741
Net realized and unrealized gain (loss)         (0.300)          (0.300)         0.907         0.907
(1.560)       (1.560)
                                              --------         --------       --------      --------
--------      --------
Total from Investment Operations                 0.396            0.317          1.617         1.540
(0.739)       (0.819)
                                              --------         --------       --------      --------
--------      --------
Less Distributions Declared to
Shareholders:
From net investment income                      (0.684)          (0.606)        (0.709)       (0.632)
(0.771)       (0.691)
From net realized gains                             --               --         (0.028)       (0.028)
--            --
From capital paid in                            (0.012)          (0.011)            --            --
--            --
                                              --------         --------       --------      --------
--------      --------
Total Distributions Declared to Shareholders    (0.696)          (0.617)        (0.737)       (0.660)
(0.771)       (0.691)
                                              --------         --------       --------      --------
--------      --------
Net asset value--End of period                $ 10.530         $ 10.530       $ 10.830      $ 10.830      $
9.950      $  9.950
                                              --------         --------       --------      --------
--------      --------
Total return (d)                                  3.88%            3.11%         16.82%        15.96%
(6.57%)       (7.28%)
                                              --------         --------       --------      --------
--------      --------
Ratios to Average Net
Assets
                                              --------         --------       --------      --------
--------      --------
Expenses                                          1.18%(g)         1.93%(g)       1.17%         1.92%
1.16%         1.91%
                                              --------         --------       --------      --------
--------      --------
Net investment income                             6.62%(g)         5.87%(g)       7.04%         6.29%
7.80%         7.05%
                                              --------         --------       --------      --------
--------      --------
Portfolio turnover                                 125%             125%           171%          171%
121%          121%
                                              --------         --------       --------      --------
--------      --------
Net assets at end of period (in millions)     $  1,026         $     73       $  1,201      $     79      $
1,278      $     70
                                              --------         --------       --------      --------
--------      --------

State Tax Information for the Period Ended August 31, 1998 (unaudited):

An average of 34% of the Fund's period investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 52% of the Fund's distributions (42% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

Report of Independent Accountants

To the Trustees of Colonial Trust II and the Shareholders of Colonial Short Duration U.S. Government Fund and Colonial intermediate U.S. Government Fund and the Trustees of Colonial Trust III and the Shareholders of Colonial Federal Securities Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund (each a series of Colonial Trust II) and Colonial Federal Securities Fund (a series of Colonial Trust III) at August 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
October 14, 1998

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                                                                              25

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26

Trustees & Transfer Agent

--------------------------------------------------------------------------------
Robert J. Birnbaum
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

William E. Mayer
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

Robert L. Sullivan
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

--------------------------------------------------------------------------------
Important Information About This Report

The Transfer Agent for Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor Performance Update.

--------------------------------------------------------------------------------
Liberty - Offering a select group of investment managers
--------------------------------------------------------------------------------

Liberty Funds Distributor offers a diverse group of mutual funds from a select group of investment managers that includes Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Each of these accomplished managers offers solid long-term performance potential through a focused, consistent style of management. All are members of the Liberty Financial Companies (NYSE: L), a diversified organization with more than $54 billion in assets under management for more than 1.7 million investors.

You can choose from a spectrum of conservative income funds to more aggressive international funds to build a portfolio designed to meet your needs.

                               [GRAPHIC OMITTED]

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different investment managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
COLONIAL GOVERNMENT FUNDS     Annual Report, August 31, 1998
--------------------------------------------------------------------------------

[LOGO] LIBERTY
       COLONIAL . CRABBE HUSON . NEWPORT . STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                                   -------------
                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------

                                                 GF-02/902F-0898 (10/98) 98/1056